                                                                     Exhibit 99b

                FMC TECHNOLOGIES AND CONSOLIDATED SUBSIDIARIES
                ----------------------------------------------
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  -------------------------------------------
             (Unaudited and in millions, except per share amounts)

                                                                            Three Months Ended              Six Months Ended
                                                                                 June 30                         June 30
                                                                          ----------------------        -------------------------
                                                                            2001         2000             2001            2000
                                                                          ---------    ---------        ---------      ----------
Revenue                                                                   $   478.1    $   495.4        $   907.5      $    937.3

Operating costs and expenses                                                  456.2        460.4            875.9           889.4
Asset impairments                                                                 -          1.5              1.3             1.5
Restructuring and other charges                                                   -          9.8              9.2             9.8
                                                                          ---------    ---------        ---------      ----------

Total costs and expenses                                                      456.2        471.7            886.4           900.7
                                                                          ---------    ---------        ---------      ----------

                                                                               21.9         23.7             21.1            36.6

Minority interests                                                              0.5         (0.1)             0.6            (0.1)
Net interest expense                                                            1.8          0.7              2.9             0.6
                                                                          ---------    ---------        ---------      ----------
Income before income taxes and cumulative effect of change in
    accounting principle                                                       19.6         23.1             17.6            36.1

Provision for income taxes                                                      9.4          4.8             11.0             8.2
                                                                          ---------    ---------        ---------      ----------

Income before cumulative effect of change in accounting principle              10.2         18.3              6.6            27.9

Cumulative effect of change in accounting principle, net of taxes (a)             -            -             (4.7)              -
                                                                          ---------    ---------        ---------      ----------

Net income                                                                $    10.2    $    18.3        $     1.9      $     27.9
                                                                          =========    =========        =========      ==========

Pro forma basic earnings per common share (b):
  Income before cumulative effect of change in accounting principle       $    0.16                     $    0.10
  Cumulative effect of change in accounting principle (a)                         -                         (0.07)
                                                                          ---------                     ---------

  Pro forma net earnings per common share                                 $    0.16                     $    0.03
                                                                          =========                     =========

Average number of shares used in basic
    earnings per share computations                                            65.0                          65.0
                                                                          =========                     =========

Pro forma diluted earnings per common share (b):
  Income before cumulative effect of change in accounting principle       $    0.15                     $    0.10
  Cumulative effect of change in accounting principle (a)                         -                         (0.07)
                                                                          ---------                     ---------

  Pro forma net earnings per common share                                 $    0.15                     $    0.03
                                                                          =========                     =========

Average number of shares used in diluted
   earnings per share computations                                             66.2                          65.7
                                                                          =========                     =========

(a) The cumulative effect of change in accounting principle net of taxes results from the adoption of Statement of Financial Accounting Standards No. 133.

(b) Earnings per share in 2001 are pro forma as if FMC Technologies were retaining its earnings since January 1, 2001 and had completed its public offering on January 1, 2001.